UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Morningstar, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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22 West Washington Street, Chicago, Illinois 60602

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS OF MORNINGSTAR, INC. TO BE HELD ON FRIDAY, MAY 15, 2020

The following Notice of Change to Virtual Meeting Format supplements the Notice of Annual Meeting and Proxy Statement (the “Proxy Statement”) of Morningstar, Inc. (the “Company”), dated April 3, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Friday, May 15, 2020. This supplement to the Proxy Statement is being filed with the Securities and Exchange Commission and is being made available to shareholders on April 24, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE TO VIRTUAL MEETING FORMAT

OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FRIDAY, MAY 15, 2020

To the Shareholders of Morningstar, Inc.:

NOTICE IS HEREBY GIVEN that the format of the Annual Meeting of Shareholders (the “Annual Meeting”) of Morningstar, Inc. (the “Company”) has been changed to a virtual meeting. As previously announced, the Annual Meeting will be held on Friday, May 15, 2020 at 9 a.m., Central Time. In light of the COVID-19 executive order issued by Governor Pritzker, Governor of the State of Illinois, which prohibits gatherings of more than 10 people in the State of Illinois, and to support the health and well-being of the Company’s employees, shareholders and community, the Annual Meeting will be held in a virtual-only format. There will be no physical meeting location.

As described in the proxy materials for the Annual Meeting filed with the Securities and Exchange Commission on April 3, 2020, you are entitled to attend and participate in the Annual Meeting if you were a shareholder of the Company as of the close of business on March 16, 2020, the record date for the Annual Meeting. The Company encourages you—whether or not you plan to attend the virtual Annual Meeting—to vote and submit proxies in advance by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/MORN2020 (the “Annual Meeting Website”) and enter the 16-digit control number found on your proxy card, voting instruction form or notice you previously received (the “Control Number”). You may vote your shares during the Annual Meeting by entering your Control Number and following the instructions available on the Annual Meeting Website.

The Annual Meeting will begin promptly at 9 a.m., Central Time. We encourage you to access the meeting prior to the start time to test your computer audio system. Online access will open 15 minutes prior to the meeting. Technicians will be available to assist you with any difficulties you may have accessing the virtual meeting. If you encounter any difficulties on the day of the Annual Meeting, please call the support telephone number that will be posted on the Annual Meeting Website. Support will be available beginning 15 minutes prior to the meeting and will remain available until the meeting has ended.

After the portion of the Annual Meeting covering items of business outlined in the 2020 Proxy Statement has concluded, the Company will host management presentations and a question and answer session via Zoom beginning at 9:30 a.m., Central Time. The Company encourages all interested parties—including securities analysts, current shareholders, potential shareholders, and others—to attend this presentation by registering at https://cvent.me/XkW3Be. Investors and others may send questions about the Company’s business to investors@morningstar.com.

Patrick J. Maloney

General Counsel and Corporate Secretary

April 24, 2020

Media Contact: Sarah Wirth, +1 312 244-7358 or sarah.wirth@morningstar.com
Investor Relations Contact: Barbara Noverini, +1 312 696-6164 or barbara.noverini@morningstar.com

FOR IMMEDIATE RELEASE

Morningstar Annual Meeting of Shareholders to Take Place Virtually on May 15

CHICAGO, April 24, 2020 -- Morningstar, Inc. (Nasdaq: MORN), a leading provider of independent investment research, today announced that its Annual Shareholders’ Meeting on Friday, May 15, 2020 at 9 a.m. CT, will be held virtually at www.virtualshareholdermeeting.com/MORN2020. The virtual-only format is due to the public-health impact of the coronavirus (COVID-19) pandemic, the executive order in effect in Illinois that limits gatherings of more than 10 people, and to support the health and well-being of its employees, shareholders, and community.

As described in the proxy materials for the annual meeting filed on April 3, 2020, shareholders are entitled to attend and participate in the annual meeting if they were a shareholder as of the close of business on March 16, 2020. During the annual meeting, Morningstar will cover items of business outlined in its 2020 proxy statement. Guests are also invited to attend the virtual annual meeting.

Following the business portion of the annual meeting, the company will host management presentations and a question and answer session via Zoom. Morningstar encourages all interested parties—including securities analysts, current shareholders, potential shareholders, and others—to attend this presentation. Pre-registration at https://cvent.me/XkW3Be is required.

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Investors and others may send questions about Morningstar's business to investors@morningstar.com. Please visit Morningstar’s investor relations website here for the most up-to-date information as well as further instructions for shareholders and guests who wish to attend or participate in the virtual meeting or the management presentations and question and answer session. The proxy statement for Morningstar's 2020 annual meeting is available here and the 2019 annual report to shareholders is available here.

About Morningstar, Inc.

Morningstar, Inc. is a leading provider of independent investment research in North America, Europe, Australia, and Asia. The Company offers an extensive line of products and services for individual investors, financial advisors, asset managers, retirement plan providers and sponsors, and institutional investors in the debt and private capital markets. Morningstar provides data and research insights on a wide range of investment offerings, including managed investment products, publicly listed companies, private capital markets, debt securities, and real-time global market data. Morningstar also offers investment management services through its investment advisory subsidiaries, with approximately $233 billion in assets under advisement and management as of Dec. 31, 2019. The Company has operations in 27 countries. For more information, visit www.morningstar.com/company. Follow Morningstar on Twitter @MorningstarInc.

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©2020 Morningstar, Inc. All Rights Reserved.

MORN-C

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